    As filed with the Securities and Exchange Commission on August 11, 1999.

                                                      Registration No. 333-61809


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                               INSILCO HOLDING CO.
             (Exact name of Registrant as specified in its charter)

            Delaware                                             06-1158291
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                         425 Metro Place N., Fifth Floor
                               Dublin, Ohio 43017
              (Address of Registrant's principal executive offices)


                  INSILCO HOLDING CO. DIRECT INVESTMENT PROGRAM
                      INSILCO HOLDING CO. STOCK OPTION PLAN
                            (Full Title of the Plan)

                                 David A. Kauer
                      President and Chief Executive Officer
                         425 Metro Place N., Fifth Floor
                               Dublin, Ohio 43017
            (Name, address and telephone number of agent for service)

                          Copies of Correspondence to:
                            Robert J. Tannous, Esq.
                         Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215
                                 (614) 227-1953

                   POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8

          On July 22, 1999, the stockholders of Insilco Holding Co. ("Insilco") approved an amendment to the Insilco Holding Co. Amended and Restated Stock Option Plan (the "Plan") to allow non-employee directors of Insilco to participate in the Plan. A copy of the Plan as amended is attached as an exhibit to this registration statement.

          The applicable registration fees were paid at the time of the original filing of this registration statement.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



ITEM 8.            EXHIBITS

       Exhibit                                   Exhibit
       Number                                  Description
       ------                                  -----------

          4(a) Certificate of Incorporation of the Company (Exhibit 3.1 to the Company's current report on Form 8-K (File No. 000-24813) filed with the Securities and Exchange Commission on August 18, 1998, and incorporated herein by reference).

          4(b) By-Laws of the Company (Exhibit 3.2 to the Company's current report on Form 8-K (File No. 000-24813) filed with the Securities and Exchange Commission on August 18, 1998), and incorporated herein by reference).

          4(c) Form of Insilco Holding Co. Direct Investment Program (Exhibit 4(c) to Form S-8 Registration Statement (Reg. No. 333-61809), and incorporated herein by reference).

          4(d) Form of Insilco Holding Co. Stock Option Plan (Exhibit 4(d) to Form S-8 Registration Statement (Reg. No. 333-61809), and incorporated herein by reference).

          4(e)         *        Insilco Holding Co. Amended and Restated Stock
                                Option Plan.

          5 Opinion of Davis Polk & Wardwell regarding legality (Exhibit 5 to Form S-8 Registration Statement (Reg. No. 333-61809), and incorporated herein by reference).

          15           *        Acknowledgment Letter of KPMG LLP.

          23(a)                 Consent of Davis Polk & Wardwell (included in
                                Exhibit 5 filed herein).

          23(b)        *        Consent of KPMG LLP.

          24 Powers of Attorney (Exhibit 24 to Form S-8 Registration Statement (Reg. No. 333-61809), and incorporated herein by reference).

          * Filed with this Registration Statement

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on August 4, 1999.

                                      INSILCO HOLDING CO.,
                                      a Delaware corporation,


                                      By: /s/ David A. Kauer
                                          -----------------------------------
                                          David A. Kauer, President and Chief
                                          Executive Officer


          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

           SIGNATURE                             TITLE                              DATE
    *David A. Kauer                President, Chief Executive Officer    )     August 4, 1999
-------------------------------    and Director (Principal Executive
    David A. Kauer                 Officer)

    *Michael R. Elia               Senior Vice President (Principal      )     August 4, 1999
-------------------------------    Financial and Accounting Officer)
    Michael R. Elia

    *Randall E. Curran             Director                              )     August 4, 1999
-------------------------------
    Randall E. Curran

    *William F. Dawson, Jr.        Director                              )     August 4, 1999
-------------------------------
    William F. Dawson, Jr.

    *Thompson Dean                 Director                              )     August 4, 1999
-------------------------------
    Thompson Dean

    *John Fort, III                Director                              )     August 4, 1999
-------------------------------
    John Fort, III

    *David Y. Howe                 Director                              )     August 4, 1999
-------------------------------
    David Y. Howe

    *Keith Palumbo                 Director                              )     August 4, 1999
-------------------------------
    Keith Palumbo

*By: /s/ David A. Kauer
     ---------------------------------
     David A. Kauer, attorney-in-fact
     for each of the persons indicated

                           Registration No. 333-61809




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                         POST-EFFECTIVE AMENDMENT NO. 1
                       TO FORM S-8 REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933




                               INSILCO HOLDING CO.



                                    EXHIBITS

                                  EXHIBIT INDEX


       Exhibit                                   Exhibit
       Number                                  Description
       ------                                  -----------

          4(a) Certificate of Incorporation of the Company (Exhibit 3.1 to the Company's current report on Form 8-K (File No. 000-24813) filed with the Securities and Exchange Commission on August 18, 1998, and incorporated herein by reference).

          4(b) By-Laws of the Company (Exhibit 3.2 to the Company's current report on Form 8-K (File No. 000-24813) filed with the Securities and Exchange Commission on August 18, 1998, and incorporated herein by reference).

          4(c) Form of Insilco Holding Co. Direct Investment Program (Exhibit 4(c) to Form S-8 Registration Statement (Reg. No. 333-61809), and incorporated herein by reference).

          4(d) Form of Insilco Holding Co. Stock Option Plan (Exhibit 4(d) to Form S-8 Registration Statement (Reg. No. 333-61809), and incorporated herein by reference).

          4(e)         *        Insilco Holding Co. Amended and Restated Stock
                                Option Plan.

          5 Opinion of Davis Polk & Wardwell regarding legality (Exhibit 5 to Form S-8 Registration Statement (Reg. No. 333-61809), and incorporated herein by reference).

          15           *        Acknowledgment Letter of KPMG LLP.

          23(a)                 Consent of Davis Polk & Wardwell (included in
                                Exhibit 5 filed herein).

          23(b)        *        Consent of KPMG LLP.

          24 Powers of Attorney (Exhibit 24 to Form S-8 Registration Statement (Reg. No. 333-61809), and incorporated herein by reference).

          * Filed with this Registration Statement